Exhibit 10.39

Execution Version

AMENDMENT NO. 1 AND CONSENT TO CREDIT AGREEMENT

This Amendment No. 1 and Consent to Credit Agreement, dated as of May 22, 2013 (this “Amendment”), is among SFX INTERMEDIATE HOLDCO II LLC, a Delaware limited liability company (the “Borrower”), the other Persons listed on the signature pages hereof, the Lenders party hereto (collectively, the “Lenders” and individually, a “Lender”) and BARCLAYS BANK PLC, as administrative agent and collateral agent (in such capacities, together with its successors and permitted assigns, the “Administrative Agent”) under the Credit Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, reference is made to the Credit Agreement, dated as of March 15, 2013 (as amended, restated, extended, supplemented, modified and otherwise in effect to the date hereof, the “Credit Agreement”), among, inter alios, the Borrower, Holdings (as defined in the Credit Agreement), each lender from time to time party thereto and the Administrative Agent;

WHEREAS, the Borrower has requested that the restricted payments covenant be amended to permit any Loan Party to make a payment to the Parent Company or any Affiliate thereof to enable such Person to make a payment of up to the Dollar equivalent of A$5,000,000 in connection with the acquisition (the “Stereosonic Acquisition”) pursuant to the Asset Contribution Agreement, dated as of May 15, 2013, by and among SFX Entertainment, INC., SFX-Totem Operating PTY LTD, and the Transferor Parties (as defined therein) (the “Stereosonic Acquisition Agreement”) of the Transferred Assets (as defined in the Stereosonic Acquisition Agreement); and

WHEREAS, subject to the terms and conditions set forth in this Amendment, the Lenders agree to permit such use of the proceeds of the Term Loans;

NOW THEREFORE, in consideration of the foregoing recitals, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Administrative Agent and the Lenders hereby agree as follows:

Section 1.              Defined Terms.  All capitalized terms used but not defined in this Amendment shall have the respective meanings specified in the Credit Agreement.  The rules of interpretation set forth in Section 1.02 of the Credit Agreement shall apply to this Amendment, mutatis mutandis, as if set forth herein.  References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to “this Agreement” and “this Credit Agreement” (and indirect references such as “hereunder,” “hereby,” “herein,” and “hereof”) shall be deemed to be references to the Credit Agreement as amended by this Amendment.

Section 2.              Amendments to the Credit Agreement.  Subject to the satisfaction of the conditions set forth in Section 3 of this Amendment, the Credit Agreement (including all schedules and exhibits thereto) is hereby amended as follows:

(a)           The following definitions are hereby inserted in the appropriate alphabetical locations into Section 1.01:

(i)            “A$” or “Australian Dollars” means lawful money of the Commonwealth of Australia.

(ii)           “Amendment No. 1” means Amendment No. 1 to this Agreement dated as of May 22, 2013.

(iii)          “Amendment No. 1 Effective Date” means the date as of which Amendment No. 1 shall become effective pursuant to Section 3 thereof.

(iv)          “Stereosonic Acquisition” has the meaning assigned to such term in Amendment No. 1.

(v)           “Stereosonic Consideration” means the A$5,000,000 cash payment made to the sellers party to the Stereosonic Acquisition Agreement pursuant to the Stereosonic Acquisition Agreement.

(vi)          “Stereosonic Acquisition Agreement” has the meaning assigned to such term in Amendment No. 1.

(b)           Section 6.05(d) is hereby restated in its entirety to read as follows:

(d)           Restricted Payments (i) to the Parent Company on the Closing Date (x) to pay the Beatport Consideration, (y) to repay the Nightlife Note in an amount not to exceed $3,000,000 and (z) to pay any transactions costs in connection with the Beatport Acquisition, the IDT Joint Venture Transaction and the Nightlife Acquisition, and (ii) to the Parent Company or any Affiliate thereof on the Amendment No. 1 Effective Date to pay the Stereosonic Consideration.

Section 3.              Consent.  Pursuant to Section 9.02(b) of the Credit Agreement, the Lenders hereby consent to the payment of the Stereosonic Consideration.

Section 4.              Conditions to Effectiveness.  This Amendment shall become effective on the date on which each of the following conditions is satisfied (the “Amendment No. 1 Effective Date”):

(a)           Executed Amendment No. 1 to Credit Agreement.  The Administrative Agent shall have received one or more counterparts of this Amendment duly executed by the Loan Parties, the Administrative Agent and the Lenders.

(b)           Fees and Expenses.  The Borrower shall have paid all fees, costs and expenses (including reasonable and documented out-of-pocket legal fees and expenses) agreed in writing to be paid by it to the Arrangers, Agents and/or the Lenders in connection herewith to the extent due (and, in the case of expenses (including reasonable and documented out-of-pocket legal fees and expenses), to the extent that statements for such expenses shall have been delivered to the Borrower not less than one Business Day prior to the Amendment No. 1 Effective Date).

(c)           Representations and Warranties; No Default.  each of the representations and warranties in Section 5 hereof shall be true and correct in all respects on and as of this date as if made on and as of this date.

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Section 5.              Representations and Warranties.  To induce the Administrative Agent and the Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders that:

(a)           the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate action on the part of the Loan Parties; this Amendment has been duly executed and delivered by the Loan Parties; and this Amendment constitutes a valid and binding agreement of the Loan Parties, enforceable against the Loan Parties in accordance with its terms, except (i) as such enforceability thereof may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally and (ii) that rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability (regardless of whether enforcement is sought by proceedings in equity or at law);

(b)           no Default or Event of Default exists or would result from giving effect to this Amendment and the consummation of the transactions contemplated hereby; and

(c)           the representations and warranties of the Group Members as set forth in this Amendment and in any other Loan Document to which a Loan Party is a party are true and correct in all material respects on and as of this date as if made on and as of this date except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date; provided, that any representation and warranty that is qualified as to “materiality”, “Material Adverse Effect” or similar language is true and correct in all respects. No Default or Event of Default has occurred and is continuing or would result from the payment of the Stereosonic Consideration as of the Amendment No. 1 Effective Date.

Section 6.              Miscellaneous.

(a)           Confirmation of Loan Documents.  Except as expressly provided in this Amendment, each of the Loan Parties hereby ratifies and confirms all of the terms and conditions of the Credit Agreement, the Security Documents and the other Loan Documents to which it is a party and all documents, instruments and agreements related thereto, which remain in full force and effect.  The Borrower hereby reconfirms its obligations pursuant to the Credit Agreement to pay and reimburse the Administrative Agent and the Lenders for all costs and expenses (including without limitation, the fees and expenses of its counsel) incurred in connection with the negotiation, preparation, execution and delivery of this Amendment to the extent required by Section 9.03 of the Credit Agreement.  The Credit Agreement, together with this Amendment, shall be read and construed as a single agreement.  All references in the Loan Documents to the Credit Agreement or any other Loan Document shall hereafter refer to the Credit Agreement or any other Loan Document as amended hereby.  This Amendment shall constitute a Loan Document.

(b)           Limitation of this Amendment.  The amendments set forth herein are effective solely for the purposes set forth herein and shall be limited precisely as written.  Except as expressly provided herein, this Amendment shall not be deemed to (i) be a consent to any amendment, waiver or modification of any other term or condition of the Credit Agreement or any other Loan Document, or (ii) operate as a waiver or otherwise prejudice any right, power or remedy that the Administrative Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, except as specifically set forth herein.  Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof” and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby.  This Amendment shall be construed in connection with and as part of the Credit Agreement.

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(c)           Captions.  Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

(d)           Governing Law.  This Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Amendment and the transactions contemplated hereby and thereby shall be governed by, and construed in accordance with, the Law of the State of New York.

(e)           Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.  Receipt by facsimile or electronic transmission of any executed signature page to this Amendment shall constitute effective delivery of such signature page.

(f)            Successors and Assigns.  This Amendment shall be binding upon and shall inure to the sole benefit of the Loan Parties, Administrative Agent and Lenders and their respective successors and assigns.

(g)           References.  Any reference to the Credit Agreement contained in any notice, request, certificate, or other document executed concurrently with or after the execution and delivery of this Amendment shall be deemed to include this Amendment unless the context shall otherwise require.

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IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered as of the date first above written.

BARCLAYS BANK PLC, as Administrative Agent and as a Lender

By:	/s/ Craig J. Malloy
Name: Craig J. Malloy
Title: Director

(Signature Page to Amendment No. 1 and Consent)

UBS LOAN FINANCE LLC, as a Lender

By:	/s/ Lana Gifas
Name: Lana Gifas
Title: Director

By:	/s/ Joselin Fernandes
Name: Joselin Fernandes
Title: Associate Director

(Signature Page to Amendment No. 1 and Consent)

JEFFERIES GROUP LLC, as a Lender

By:	/s/ John Stacconi
Name: John Stacconi
Title: Global Measurer

(Signature Page to Amendment No. 1 and Consent)

Accepted and Agreed:

SFX INTERMEDIATE HOLDCO II LLC,
SFX INTERMEDIATE HOLDCO I LLC,
PITA I LLC
SFX-LIC OPERATING LLC
SFX-NIGHTLIFE OPERATING LLC
SFX-IDT N.A. HOLDING LLC

By:	/s/ Sheldon Finkel
Name: Sheldon Finkel
Title: President

BEATPORT, LLC
BEATPORT JAPAN, LLC

By:	/s/ Sheldon Finkel
Name: Sheldon Finkel
Title: President

ID&T/SFX NORTH AMERICA LLC
ID&T/SFX Q-DANCE LLC
ID&T/SFX SENSATION LLC
ID&T/SFX MYSTERYLAND LLC
ID&T/SFX TOMORROWWORLD LLC

By:	/s/ Sheldon Finkel
Name: Sheldon Finkel
Title: Co-Chief Executive Officer

(Signature Page to Amendment No. 1 and Consent)